UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2010

APEXTALK HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-153838	26-1402471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

637 Howard Street San Francisco, CA 94105
(Address of principal executive offices) (Zip Code)

(888) 228-2829
 (Registrant’s telephone number, including area code)

–––––––––––––––– Copies to: Richard I. Anslow, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 9, 2010, our Board dismissed Webb & Company, P.A. (“Webb & Co.”) as our current independent registered public accounting firm, and on December 9, 2010, we engaged a new independent registered public accounting firm, Baker Tilly Hong Kong, Certified Public Accountants, (“Baker Tilly”), to serve as the Company’s independent auditor. Pursuant to Item 304(a) of Regulation S-K under the Securities Act and under the Exchange Act, the Company reports as follows:

(a) Dismissal of Current Independent Registered Public Accounting Firm.

i
On December 9, 2010, we dismissed Webb & Co. as our current independent registered public accounting firm because our main business operations have moved to China after September 30, 2010 and our directors believe that it is more appropriate and beneficial for us to have auditors located in close proximity to our business operations. Baker Tilly has an office in Hong Kong and is currently engaged as the independent auditors of our subsidiary, Yi An Investment Consulting Co, Ltd.

ii
The Company’s Board of Directors participated in and approved the decision to dismiss our current independent registered public accounting firm. The Board of Directors of the Company approved such dismissal on December 9, 2010.

iii
Webb & Co.’s audit reports on the financial statements of the Company for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding our ability to continue as a going concern.

iv
Since January 28, 2008, the date the Company engaged Webb & Co. as our independent registered public accounting firm in connection with Webb & Co.’s audits of the Company’s annual financial statements as of and for the years ended December 31, 2009 and 2008 and Webb & Co.’s reviews of the Company’s quarterly interim unaudited financial information from January 1, 2010 through September 30, 2010 and for any subsequent interim period through the date of dismissal on December 9, 2010,  there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Webb & Co. to make reference in connection with Webb & Co.’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended December 31, 2009 and 2008 and quarterly interim unaudited financial information from January 1, 2010 through September 30, 2010 and for any subsequent interim period through the date of dismissal on December 9, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided Webb & Co. with a copy of this Current Report on Form 8-K and requested that Webb & Co. furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Webb & Co., and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On December 9, 2010, the Board appointed Baker Tilly as the Company’s new independent registered public accounting firm. The decision to engage Baker Tilly was approved by the Company’s Board of Directors on December 9, 2010.

ii
Prior to December 10, 2010, the Company did not consult with Baker Tilly regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(a)  Financial Statements of Business Acquired

None.

(b)  Pro Forma Financial Information

None.

(c)  Shell Company Transactions

None.

(d)  Exhibits

Exhibit No.	Description
16.1	Letter from Webb & Company, P.A. dated December 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

APEXTALK HOLDING, INC.

Date: December 10, 2010	By:	/s/ Hui Liu
Hui Liu Chief Executive Officer

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